UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 2, 2007

MINRAD INTERNATIONAL, INC. (Exact name of registrant as specified in its charter)

Delaware	000-49635	870299034

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Cobham Drive, Orchard Park, NY 14127-4121

(Address of principal executive offices)

Registrant’s telephone number, including area code:	716-855-1068

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
On May 2, 2007 Minrad International, Inc. issued a press release relating to the U.S. Food and Drug Administration’s approval for it to market Sojourn™ (Sevoflurane) inhalation anesthetic. A copy of the press release is furnished with this report as Exhibit 99.1. A copy of the approval letter from the U.S. Food and Drug Administration is furnished with this report as Exhibit 99.2.
ITEM 9.01 Financial Statements and Exhibits
99.1   Press Release of Minrad International, Inc, dated May 2, 2007 relating to the Company’s approval by the U.S. Food and Drug Administration to market Sojourn™ (Sevoflurane) inhalation anesthetic.
99.2   Approval letter from the U.S. Food and Drug Administration in reference to the abbreviated new drug application (ANDA) to market Sojurn™ (Sevoflurane) inhalation anesthetic.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINRAD INTERNATIONAL, INC.
(Registrant)
May 7, 2007	By:	/s/ WILLIAM H. BURNS, JR.

William H. Burns, Jr.
Chairman and CEO
EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release

99.2	Approval letter